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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): March 1, 2001

                           GENEVA STEEL HOLDINGS CORP.
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                        0-31020                 87-0065504
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(State or Other Jurisdiction          (Commission              (IRS Employer
of Incorporation)                     File Number)          Identification No.)


    10 SOUTH GENEVA ROAD, VINEYARD, UT                            84058
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 (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:           (801) 227-9000


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

        On March 1, 2001, Geneva Steel Holdings Corp. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the quarter ended December 31, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

        The Exhibit listed on the Exhibit Index of this Form 8-K is filed herewith.





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                                   SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GENEVA STEEL HOLDINGS CORP.
                                       (Registrant)


Date: March 7, 2001                    By:   /s/ Dennis L. Wanlass
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                                           Dennis L. Wanlass
                                           Vice President - Finance




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                                  EXHIBIT INDEX

99.1 Press release issued by the Company on March 1, 2001, with respect to the Company's results of operations for the quarter ended December 31, 2001.




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